EXHIBIT 10.2

AMENDMENT NO. 3

This AMENDMENT NO. 3, dated as of March 31, 2016 (this “Amendment”), amending the 10% Coinsurance Agreement, dated as of March 31, 2010, as amended by Amendment No. 1 thereto, dated as of October 5, 2015, and Amendment No. 2 thereto, dated as of January 25, 2016 (as the same may be amended, supplemented or otherwise modified from time to time, and at any time, the “Agreement”) between Prime Reinsurance Company, Inc., a special purpose financial insurance company organized under Section 6048f of Title 8 of the Vermont Statutes Annotated (the “Reinsurer”) and Primerica Life Insurance Company, a stock life insurance company domiciled in the Commonwealth of Massachusetts (the “Ceding Company”).

W I T N E S S E T H:

WHEREAS, the Ceding Company and Reinsurer have entered into the Agreement;

WHEREAS, on October 5, 2015, the Ceding Company and the Reinsurer entered into Amendment No. 1 to the Agreement reflecting the reduction of the Financing Charge to two percent (2.0%) on the Excess Reserves, conditioned upon the approval of the Vermont Department of Financial Regulation and the Massachusetts Division of Insurance, which approvals were subsequently received;

WHEREAS, on January 25, 2016, the Ceding Company and the Reinsurer entered into Amendment No. 2 to the Agreement (“Amendment No. 2”) reflecting the further reduction of the Financing Charge to one-half percent (0.5%) on the Excess Reserves, conditioned upon the approval of the Vermont Department of Financial Regulation and the Massachusetts Division of Insurance and the Closing;

WHEREAS, the Ceding Company ceded 80% of its primary level term inforce life insurance business written prior to December 31, 2009 (the “Subject Business”), to the Reinsurer through the 80% Coinsurance Agreement, dated as of March 31, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, and at any time, the “80% Coinsurance Agreement”);

WHEREAS, concurrently with the execution of this Agreement, the Reinsurer is divesting the Subject Business, through the novation of the Subject Business (such novation and related transactions, the “Transactions”); and

WHEREAS, the parties intend for this Amendment and Amendment No. 2 to have concurrent effectiveness.

NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.Amendments to the Agreement.  Effective as of the date hereof,

a)Section 1.1(z) of the Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof:

“(z) [Reserved]”

b)Section 1.1(eeee) of the Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof:

“(eeee)  “Statutory Reserves” means, as of any date, all reserves set forth on Schedule A as of such date corresponding to liabilities of a type or kind identified as Covered Liabilities, related to the Reinsured Policies, such amount as determined by the Ceding Company in accordance with the methodologies used by the Ceding Company to calculate such amounts for purposes of its statutory financial statements prepared in accordance with Massachusetts SAP and generally consistent with past practices as of all dates without giving effect to this Agreement.”

c)Section 8.1 of the Agreement is hereby amended by deleting such section its entirety and inserting in lieu thereof:

Monthly Reports.  Within twenty (20) Business Days after the end of each calendar month, the Ceding Company shall deliver to the Reinsurer the following monthly reports (each a "Monthly Report") substantially in the form set forth in Exhibit III hereto:  (i) Monthly Settlement Report; (ii) Policy Exhibit; (iii) Reserve Report; (iv) Claim Reserve Report; (v) Bordereau Report; (vi) Non-Bordereau Claims Report and (vii) the reports set forth on Schedule C.

d)Section 17.4(b) of the Agreement is hereby amended by deleting such section its entirety and inserting in lieu thereof:

“The Reinsurer shall not engage in any business, other than the business provided by or relating to this Agreement, the Collateralized Stop Loss Reinsurance Agreement, dated as of March 31, 2016, by and between the Reinsurer and Pecan Re Inc., a special purpose financial insurance company organized under Section 6048f of Title 8 of the Vermont Statutes Annotated (together with its successors and permitted assigns, “Pecan Re”) and the Excess of Loss Reinsurance Agreement, dated as of March 31, 2016, by and between the Reinsurer and Pecan Re. Other than the reinsurance provided hereunder and in the Collateralized Stop Loss Reinsurance Agreement, dated as of March 31, 2016, by and between the Reinsurer and Pecan Re and the Excess of Loss Reinsurance Agreement, dated as of March 31, 2016, by and between the Reinsurer and Pecan, the Reinsurer shall not issue or reinsure any insurance policies.”

Section 2.Defined Terms; References.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.  From and after the Effective Date, references in the Agreement to the “Agreement” or any provision thereof shall be deemed to refer to the Agreement or such provision as amended hereby unless the context otherwise requires.

Section 3.Full Force and Effect.  Except as otherwise expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and continue in full force and effect.  This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein.

Section 4.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Section 5.Assignment.  This Amendment will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  No party may assign any of its duties or obligations hereunder without the prior written consent of the other parties.

Section 6.Captions.  The captions contained in this Amendment are for reference only and are not part of the Amendment.

Section 7.Counterparts.  This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties may execute this Amendment by signing such counterpart.  This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

Section 8.Third Party Beneficiary.  Nothing in this Amendment is intended to give any Person, other than the parties to this Amendment, their successors and permitted assigns, any legal or equitable right remedy or claim under or in respect of this Amendment.

Section 9.Incontestability.  In consideration of the mutual covenants and agreements contained herein, each party hereto does hereby agree that this Amendment, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each party does hereby agree that it shall not contest the validity or enforceability hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PRIME REINSURANCE COMPANY, INC.

By:	/s/ Reza Shah
Name:	Reza Shah
Title:	CEO

PRIMERICA LIFE INSURANCE COMPANY

By:	/s/ Dan Settle
Name:	Dan Settle
Title:	Executive Vice President

[Signature Page to Amendment No. 3]

SCHEDULE C

MONTHLY REPORTS

1.	Monthly Settlement Report - Peoplesoft Ledger Balance
2.	Claim Reserve Report - Peoplesoft Ledger Balance
3.	Monthly Reserve Report - Peoplesoft Ledger Balance
4.	Policy and Claim Reserve Recon to GL
5.	N’Vision Report
6.	Settlement Statements - PrimeRe, FRAC & Experience Refund - Prime Re
7.	Monthly Manual Deal Entries
8.	GL Interface file
9.	Reinsurance Recoverables Aging Report
10.	Pending Litigation Claims Report